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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT


Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  September 11, 1995


                          CONTINENTAL CAN COMPANY, INC.
                    ------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                 1-6690                    11-2228114
   --------------------           ------                -------------------
 (State of Incorporation)  Commission File Number        (I.R.S. Employer
                                                        Identification No.)


 One Aerial Way, Syosset, New York         11791
----------------------------------------  --------
(Address of principal executive offices)  Zip Code


                              (516) 822-4940
----------------------------------------------------
(Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

     See exhibits.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

        (99) Press Release dated September 11, 1995.


                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONTINENTAL CAN COMPANY, INC.
                                         (REGISTRANT)


                                  By:  /s/ Abdo Yazgi
                                       --------------
                                      Abdo Yazgi
                                      Executive Vice President

DATED:   SEPTEMBER 19, 1995